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                                                                   EXHIBIT 10.17

                     OMNIBUS REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

          This OMNIBUS REGISTRATION RIGHTS AGREEMENT dated November __, 1998, is made and entered into by and among Scottish Annuity & Life Holdings, Ltd., a Cayman Islands company (the "Company"), and each of the Persons listed on Schedule A hereto (each, an "Initial Holder" and collectively, the "Initial
----------
Holders").

          WHEREAS, pursuant to the terms of the agreements set forth opposite each Initial Holder's name on Schedule A (each, a "Securities Purchase Agreement"), the Company has issued or will issue certain Ordinary Shares, par value $.01 per share, of the Company ("Ordinary Shares"), certain Class A Warrants to purchase Ordinary Shares ("Class A Warrants") and certain Class B Warrants to purchase Ordinary Shares ("Class B Warrants") to the Initial Holders; and

          WHEREAS, pursuant to the Securities Purchase Agreements, the Company has agreed to register the Ordinary Shares held by the Initial Holders, the Ordinary Shares issued or to be issued to the Initial Holders pursuant to the Securities Purchase Agreements, and the Ordinary Shares for which the Class A Warrants or Class B Warrants are exercisable for sale under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement with each Initial Holder (collectively, the "Registration Rights Agreements");

          WHEREAS, the Company and the Initial Holders desire to amend and restate each Registration Rights Agreement by replacing each such Registration Rights Agreement with this Agreement;

          NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound.

          Section 1. General.
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          (a) Each Registration Rights Agreement is hereby amended and restated
and replaced in its entirety by this Agreement.

          (b) The Company shall not grant any registration rights to any subsequent purchaser of the Company's securities that are more favorable than the terms hereof. Any subsequent purchaser from the Company of the Company's securities ("Subsequent Purchaser") whom the Company desires to grant registration rights shall become an Initial Holder upon execution of a counterpart of this Agreement by such Subsequent Purchaser and the Ordinary Shares or other securities purchased by such Subsequent Purchaser and the Ordinary Shares or other securities issuable upon exercise of any convertible, exchangeable or exercisable securities purchased by such Subsequent Purchaser in such transaction shall thereupon become Registrable Securities (as defined herein).
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          Section 2. Definitions. As used in this Agreement, the following terms have the following meanings:

          "Business Day" means any day on which the Company's Ordinary Shares are available for trading on the principal stock exchange or market upon which they are traded.

          "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

          "Holders" means the Initial Holders and the permitted successors or assignees of the Initial Holders, for so long as (and to the extent that) such Persons own or have the right to acquire any Registrable Securities.

          "IPO Date" means the date of the consummation of the Company's initial public offering of its Ordinary Shares.

          "Ordinary Shares" means the Company's Ordinary Shares, par value $.01 per share.

          "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

          "Registrable Securities" means (1) the Ordinary Shares held by the Initial Holders and permitted transferees of such Ordinary Shares on the date first above written as set forth on Schedule B hereto; (2) the Ordinary Shares issued pursuant to the terms of the Securities Purchase Agreements; (3) the Ordinary Shares issuable upon exercise of Class A Warrants or Class B Warrants issued pursuant to the terms of the Securities Purchase Agreements; and (4) any additional Ordinary Shares or other equity securities of the Company issued or issuable in respect of such Ordinary Shares (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (b) when such securities shall have been disposed of pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act, or (c) when such securities shall have ceased to be outstanding.

          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (a) the fees, disbursements and expenses of the Company's counsel, accountants, and experts in connection with the registration under the

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Securities Act of Registrable Securities; (b) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto, and the mailing and delivering of copies thereof to underwriters and dealers, if any; (c) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements, and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of in an underwritten offering; (d) the fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange on which Company securities of the same class are then listed or with the Nasdaq National Market System; (e) any SEC or blue sky registration or filing fee attributable to Registrable Securities; (f) any other expenses in connection with the Registrable Securities for offer and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; and (g) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Securities to be disposed of.

          "Registration Statement" means a registration statement under the Securities Act filed by the Company pursuant to this Agreement, including all amendments thereto, all preliminary and final prospectuses included therein and all exhibits thereto.

          "SEC" means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

          Section 3. Underwritten Demand Registration.

          (a) At any time on or after the first anniversary of the IPO Date, and before (i) the tenth anniversary of the IPO Date with respect to all Holders other than Holders of Class B Warrants ("Class B Holders") and (ii) the fifth anniversary of the IPO Date with respect to the Class B Holders, the Holder or Holders of not less than 250,000 Ordinary Shares which are, or would be upon exercise of Class A Warrants or Class B Warrants or other convertible, exchangeable or exercisable securities, Registrable Securities may (by written notice delivered to the Company) require registration of all or any portion of such Registrable Securities for sale in an underwritten public offering. In each such case, such notice shall specify the number of Registrable Securities for which such underwritten offering is to be made. Within ten Business Days after its receipt of any such notice, the Company shall give written notice of such request to all other Holders, and all such Holders shall have the right to have any or all Registrable Securities owned by them included in the requested underwritten offering as they shall specify in a written notice received by the Company within ten Business Days after the Company's notice is given. Within ten Business Days after the expiration of such ten Business Day period, the Company shall notify all Holders requesting inclusion of Registrable Securities in the proposed underwriting of (1) the aggregate number of Registrable Securities proposed to be included by all Holders in the offering, and (2) the proposed commencement date of the offering, which shall be a date not more

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than thirty days after the Company gives such notice. The managing underwriter for such offering shall be chosen by the Holders of a majority of the Registrable Securities being included therein and shall be satisfactory to the Company.

          (b) At any time on or after the date six months following the IPO Date and before the first anniversary of the IPO Date, Maverick Fund U.S.A., Ltd., Maverick Fund II, Ltd. and Maverick Fund, L.D.C. (collectively, "Maverick") may (by written notice delivered to the Company signed by all Maverick Holders) require registration of all or any portion of the Registrable Securities held by Maverick for sale in an underwritten public offering. The managing underwriter for such offering shall be chosen by Maverick and shall be satisfactory to the Company. Any such request and registration shall not count under subsection (d) as one of the underwritten public offerings provided for in subsection (a).

          (c) If any request for an underwriting shall have been made pursuant to this Section 3, the Company shall prepare and file a Registration Statement with the SEC as promptly as reasonably practicable, but in any event within 45 days after the managing underwriter's request therefor.

          (d) Except as provided in Section 3(b) above, the Company shall not have any obligation to permit or participate in more than (i) two underwritten public offerings with respect to all Holders other than the Class B Holders and
(ii) one underwritten public offering with respect to the Class B Holders, pursuant to this Section, or to file a Registration Statement pursuant to this Section with respect to less than 250,000 Ordinary Shares which are Registrable Securities.

          (e) The Company shall have the right to defer the filing or effectiveness of a Registration Statement relating to any registration requested under this Section for a reasonable period of time not to exceed 180 days if (1) the Company is, at such time, working on an underwritten public offering of its securities for the account of the Company and is advised by its managing underwriter that such offering would in its opinion be materially adversely affected by such filing; or (2) the Company in good faith determines that any such filing or the offering of any Registrable Securities would (A) materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or (B) require the disclosure of material non-public information, the disclosure of which would materially and adversely affect the Company.

          (f) The Company shall have no obligation to file a Registration Statement pursuant to this Section earlier than 180 days after the effective date of a prior registration statement of the Company covering an underwritten public offering for the account of the Company if (1) the Company shall have offered pursuant to Section 5 to include the Holders' Registrable Securities in such Registration Statement; and (2) no Registrable Securities requested to be included in such registration statement shall have been excluded therefrom pursuant to Section 5(c).

          (g) The Holders of a majority of Registrable Securities requested to be included in any offering pursuant to this Section may elect by written notice to the Company not to proceed with the offering, in which case the Company shall not be obligated to proceed with

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such offering. If the Holders so elect, the Holders that shall have requested
Registrable Securities to be included in the offering shall pay all Registration Expenses incurred by the Company in connection with such offering prior to receipt of such notice.

          (h) Neither the Company nor any other Person shall be entitled to include any securities held by it in any underwritten offering pursuant to this Section, unless all Registrable Securities for which inclusion has been requested are also included.

          (i) No registration of Registrable Securities under this Section shall relieve the Company of its obligation to effect registrations of Registrable Securities pursuant to Sections 4 and 5.

          Section 4. Shelf Registrations.

          (a) At any time on or after the first anniversary of the IPO Date, and
(i) before the tenth anniversary of the IPO Date with respect to all Holders other than Class B Holders and (ii) the fifth anniversary of the IPO Date with respect to the Class B Holders, the Holder or Holders of Ordinary Shares which are, or would be upon exercise of Class A Warrants or Class B Warrants or other convertible, exchangeable or exercisable securities, Registrable Securities may (by written notice to the Company) require registration of all or any portion of such Registrable Securities for sale in open market transactions or negotiated block trades. Within ten Business Days after its receipt of such notice, the Company shall give written notice of such request to all other Holders, and all such Holders shall have the right to have any or all Registrable Securities owned by them included in the requested registration as they shall specify in a written notice received by the Company within ten Business Days after the Company's notice is given. Within ten Business Days after the expiration of such ten Business Day period, the Company shall notify all Holders requesting inclusion of Registrable Securities in the requested registration of the aggregate number of Registrable Securities proposed to be included by all Holders in this registration.

          (b) At any time on or after the date six months following the IPO Date and before the first anniversary of the IPO Date, Maverick may (by written notice delivered to the Company signed by all Maverick Holders) require registration of all or any portion of the Registrable Securities held by Maverick for sale in open market transactions or negotiated block trades.

          (c) If any request for registration shall have been made pursuant to this Section 4, the Company shall prepare and file a Registration Statement with the SEC as promptly as reasonably practicable, and in any event, in the case of such a request pursuant to Section 4(a), within 45 days after the expiration of the ten Business Day period within which the Holders may request inclusion in the registration and, in the case of such a request pursuant to Section 4(b), within 45 days after the Company's receipt of Maverick's written notice described in Section 4(b).

          (d) The Company shall have no obligation to file a Registration Statement pursuant to this Section earlier than 180 days after the effective date of any earlier Registration Statement filed pursuant to this Agreement.

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          (e) The Holders of a majority of Registrable Securities requested to be included in any registration pursuant to this Section may elect by written notice to the Company not to proceed with such registration, in which case the Company will not be obligated to proceed therewith. If the Holders so elect, the Holders that shall have requested Registrable Securities to be included in the registration shall pay all Registration Expenses incurred by the Company in connection with such offering prior to receipt of such notice.

          (f) No registration of Registrable Securities under this Section shall relieve the Company of its obligation to effect registrations of Registrable Securities under Sections 3 and 5.

          Section 5. Incidental Registration.

          (a) From and after the first anniversary of the IPO Date, and (i) before the tenth anniversary of the IPO Date with respect to all Holders other than Class B Holders and (ii) the seventh anniversary of the IPO Date with respect to the Class B Holders, if the Company proposes, other than pursuant to
Section 3 or 4 of this Agreement, to file a Registration Statement under the Securities Act to register any of its Ordinary Shares for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person), it will give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so, and upon the written request of any Holder delivered to the Company within ten Business Days after any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder), the Company will use commercially reasonable efforts to include in such Registration Statement all Registrable Securities which the Company has been so requested to register by the Holders.

          (b) If at any time prior to the effective date of any Registration Statement described in subsection (a), the Company shall determine for any reason not to proceed with such registration, the Company may, at its election, give written notice of such determination to the Holders requesting registration and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with such registration.

          (c) The Company will not be required to effect any registration of Registrable Securities pursuant to this Section in connection with an offering of Ordinary Shares solely for the account of the Company if the Company shall have been advised in writing (with a copy to the Holders requesting registration) by a U.S. nationally recognized investment banking firm (which may be the managing underwriter for the offering) selected by the Company that, in such firm's opinion, registration of Registrable Securities and of any other securities requested to be included in such registration by Persons having rights to include securities therein at that time may interfere with an orderly sale and distribution of the securities being sold by the Company in such offering or adversely affect the price of such securities; but if an offering of less than all of the Registrable Securities requested to be registered by the Holders and other securities requested to be included in such registration by such other Persons would not, in the opinion of such firm, adversely affect the distribution or price of the securities to be sold by the Company in the offering, the aggregate number of Registrable Securities requested to be included in such offering by the Holders shall be reduced pro rata in accordance with the proportion that the number of shares proposed to be included in such registration by the Holders bears to the number of shares proposed to be included in such registration by the Holders and all other such Persons.

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          (d) The Company shall not be required to give notice of, or effect any registration of Registrable Securities under this Section incidental to, the registration of any of its securities in connection with mergers, consolidations, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit or compensation plans.

          (e) No registration of Registrable Securities effected under this Section shall relieve the Company of its obligations to effect registrations of Registrable Securities pursuant to Sections 3 and 4.

          Section 6. Holdbacks and Other Transfer Restrictions.

          (a) No Holder shall, if requested by the managing underwriter in an underwritten offering: (1) that includes such Holder's Registrable Securities, effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement (or convertible into or exercisable for such class), including a sale pursuant to Rule 144(k) under the Securities Act or effect (except as part of such underwritten registration) any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement (or convertible into or exercisable for such class), including a sale pursuant to Rule 144(k) under the Securities Act during the ten day period prior to, and during the 180-day period beginning on the closing date of each underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Company or the managing underwriter; and (2) in the event of an offering for the account of the Company, to the extent Holder does not elect (or is not permitted under Section 5(c)) to sell such securities in connection with such offering, effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement (or convertible into or exercisable for such class), including a sale pursuant to Rule 144(k) under the Securities Act during the period of distribution of the Company's securities in such offering and during the period in which the underwriting syndicate, if any, participates in the aftermarket. In any such case the Company shall require the managing underwriter to notify the Company and the Company, in turn, shall notify all Holders of Registrable Securities included in the offering promptly after such participation ceases. If the Company or such managing underwriter so requests, each Holder shall enter into an agreement reflecting such restrictions.

          (b) No Holder shall, during any period in which any of its Registrable Securities are included in any effective Registration Statement, (1) effect any stabilization transactions or engage in any stabilization activity in connection with the Ordinary Shares or other equity securities of the Company in contravention of Regulation M under the Exchange Act; (2) permit any Affiliated Purchaser (as that term is defined in Rule 100(b) of Regulation M under the Exchange Act) to bid for or purchase for any account in which such Holder has a beneficial interest, or attempt to induce any other person to purchase, any Ordinary Shares or Registrable Securities in contravention of Regulation M under the Exchange Act; or (3) offer or agree to pay, directly or indirectly, to anyone any compensation for soliciting another to purchase, or for purchasing (other than for such Holder's own account), any securities of the Company on a national securities exchange in contravention of Regulation M under the Exchange Act.

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          (c) Each Holder shall, in the case of a registration including
Registrable Securities to be offered by it for sale through brokers transactions, furnish each broker through whom such Holder offers Registrable Securities such number of copies of the prospectus as the broker may require and otherwise comply with the prospectus delivery requirements under the Securities Act.

          Section 7. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect a registration of Registrable Securities:

          (a) The Company will use commercially reasonable efforts to prepare and file with the SEC, within the time periods specified herein, a Registration Statement on Form S-3 or its equivalent (or on such other registration form available to the Company that permits the greatest extent of incorporation by reference of materials filed by the Company, under the Exchange Act) and will use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable thereafter and to remain effective under the Securities Act until (1) the earlier of such time as all securities covered thereby have been disposed of pursuant to such Registration Statement or 180 days after such Registration Statement becomes effective, in the case of registrations pursuant to Section 3, or (2) 90 days after such Registration Statement becomes effective, in the case of registrations pursuant to Section 4, in every case as any such period may be extended pursuant to subsection (h) or
Section 9.

          (b) The Company will prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period of time required by subsection
(a), as such period may be extended pursuant to subsection (h) or Section 9.

          (c) The Company will comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period during which any such Registration Statement is required to be effective.

          (d) The Company will furnish to any Holder and any underwriter of Registrable Securities (1) such number of copies (including manually executed and conformed copies) of such Registration Statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (2) such number of copies of the prospectus used in connection with such Registration Statement (including each preliminary prospectus, any summary prospectus and the final prospectus and including prospectus supplements), and
(3) such number of copies of other documents, in each case as the Holder or such underwriter may reasonably request.

          (e) The Company will use commercially reasonable efforts to register or qualify all Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of states of the United States and any other jurisdiction as any Holder or any underwriter shall reasonably request, and do any and all other acts and things which may be reasonably requested by such Holder or such underwriter to consummate the offering and

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disposition of Registrable Securities in such jurisdictions; but the Company shall not be required to qualify generally to do business as a foreign corporation or as a dealer in securities, subject itself to taxation, or consent to general service of process in any jurisdiction wherein it is not then so qualified or subject.

          (f) The Company will use, as soon as practicable after the effectiveness of the Registration Statement, commercially reasonable efforts to cause the Registrable Securities covered by such Registration Statement to be registered with, or approved by, such other United States and Cayman Islands public, governmental or regulatory authorities, if any, as may be required in connection with the disposition of such Registrable Securities.

          (g) The Company will use commercially reasonable efforts to list the Registrable Securities covered by such Registration Statement on any securities exchange (or if applicable, the Nasdaq National Market System) on which any securities of the Company are then listed, if the listing of such Registrable Securities is then permitted under the applicable rules of such exchange (or if applicable, the Nasdaq National Market System).

          (h) The Company will notify each Holder as promptly as practicable and, if requested by any Holder, confirm such notification in writing, (1) when a prospectus or any prospectus supplement has been filed with the SEC, and when a Registration Statement or any post-effective amendment thereto has been filed with and declared effective by the SEC, (2) of the issuance by the SEC of any stop order or the coming to its knowledge of the initiation of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (4) of the occurrence of any event which requires the making of any changes to a Registration Statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (5) of the Company's determination that the filing of a post-effective amendment to a Registration Statement is necessary or appropriate. Upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (4), the Holders shall forthwith discontinue any offer and disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until all Holders shall have received copies of a supplemented or amended prospectus which is no longer defective and, if so directed by the Company, shall deliver to the Company all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in the Holders' possession. If the Company shall provide any notice of the type referred to in the preceding sentence, the period during which the Registration Statement is required by subsection (a) to be effective shall be extended by the number of days from and including the date such notice is provided, to and including the date when the Holders shall have received copies of the corrected prospectus.

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          (i) The Company will enter into such agreements and take such other appropriate actions as are customary and reasonably necessary to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making its management available to the extent reasonably requested by the Holders to participate in marketing presentations to potential investors in connection with any underwritten offering), and in that regard, will deliver to the Holders such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold or, as applicable, the managing underwriters, to evidence the Company's compliance with this Agreement, including, in the case of any underwritten offering, using commercially reasonable efforts to cause its independent accountants to deliver to the managing underwriters an accountants' comfort letter substantially similar to that in scope delivered in an underwritten public offering and covering audited and interim financial statements included in the registration statement, or if such letter can not be obtained through the exercise of commercially reasonable efforts, cause its independent accountants to deliver to the managing underwriters a comfort letter based on negotiated procedures providing comfort with respect to the Company's financial statements included or incorporated by reference in the registration statement at the highest level permitted to be given by such accountants under the then applicable standards of the American Institute of Certified Public Accountants with respect to such Registration Statement.

          Section 8. Underwriting.

          (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration under Section 3, the Company will enter into and perform its obligations under an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary provisions relating to indemnities and contribution and the provision of opinions of counsel and accountants' comfort letters. If Registrable Securities are to be distributed by such underwriters on behalf of any Holder, such Holder shall also be a party to any such underwriting agreement.

          (b) If any registration pursuant to Section 5 shall involve an underwritten offering, the Company may require Registrable Securities requested to be registered pursuant to Section 5 to be included in such underwriting on the same terms and conditions as shall be applicable to the securities being sold through underwriters under such registration. In such case, each Holder requesting registration shall be a party to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Holders requesting registration and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnities and contribution (it being understood that each Holder shall not be required to make any representation concerning the Company or its business or to indemnify or contribute for any liabilities, losses or expenses related to any omission or misstatements in any registration statement or prospectus except to the extent based upon information provided in writing by the Holder expressly for use therein).

          (c) In any offering of Registrable Securities pursuant to a registration hereunder, each Holder requesting registration shall also enter into such additional or other

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agreements as may be customary in such transactions, which agreements may contain, among other provisions, such representations and warranties as the Company or the underwriters of such offering may reasonably request (including, without limitation, those concerning such Holder, its Registrable Securities, such Holder's intended plan of distribution and any other information supplied by it to the Company for use in such registration statement), and customary provisions relating to indemnities and contribution (it being understood that each Holder shall not be required to make any representation concerning the Company or its business or to indemnify or contribute for any liabilities, losses or expenses related to any omission or misstatements in any registration statement or prospectus except to the extent based upon information provided in writing by the Holder expressly for use therein).

          Section 9.  Information Blackout.

          (a) At any time when a Registration Statement is effective, upon written notice from the Company to the Holders that the Company has determined in good faith that sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information, the disclosure of which would have a material adverse effect on the Company, all Holders shall suspend sales of Registrable Securities pursuant to such Registration Statement until the earlier of (1) 20 days after the Company notifies the Holders of such good faith determination, and (2) such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

          (b) The time period set forth in Section 7(a)(1) or (2) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

          (c) No Sales Blackout Period shall be commenced by the Company within 90 days after the end of a Sales Blackout Period.

          Section 10. Rule 144. After the IPO Date, the Company shall take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) under the Securities Act so as to enable the Holders to sell Registrable Securities without registration under the Securities Act. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements under such Rule 144(c)(1).

          Section 11. Preparation; Reasonable Investigation; Information. In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, (a) the Company will give the Holders and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and (during normal business hours and subject to such reasonable limitations as the Company may impose to prevent disruption of its business) such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holders of a majority of the

Registrable Securities being registered and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act and (b) as a condition precedent to including any Registrable Securities of any Holder in any such registration, the Company may require such Holder to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing or as shall be required by law or the SEC in connection with any registration.

          Section 12. Indemnification and Contribution.

          (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company shall, to the extent permitted by applicable law, indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing persons within the meaning of the Securities Act ("Holder Indemnitees"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Company of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered, and relating to action taken or action or inaction required of the Company in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; but the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Holder specifically for use in the preparation of the Registration Statement (or in any preliminary or final prospectus included therein), or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder Indemnitee.

          (b) In the case of each offering of Registrable Securities made pursuant to this Agreement, each Holder participating in such offering, shall, to the extent permitted by applicable law, indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls any of the foregoing within the meaning of the Securities Act (the "Company Indemnitees"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation by such Holder of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered and relating to action taken or action or inaction required of such Holder in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement of a material fact contained in the Registration Statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities or any amendment thereof or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement is contained in, or such fact is omitted from, information furnished in writing to the Company by or on behalf of such Holder specifically for use in the preparation of such Registration Statement (or in any preliminary or final prospectus included therein). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnitee. In no event shall the liability of a Holder hereunder or under Section 12(d) be greater in amount than the dollar amount of the net proceeds received by it upon the sale of Registrable Securities pursuant to such offering. The foregoing indemnity is in addition to any liability which Holder may otherwise have to any Company Indemnitee.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 12, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party, if the Company, shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than two separate firms, one for the Holders of Class B Warrants or the Ordinary Shares for which the Class B Warrants have been exercised (the "Class B Holder Indemnitees") and one for all other Holder Indemnitees (the "Other Holder Indemnitees"). Such firm for the Class B Holder Indemnitees shall be designated in writing by Holders of a majority of the Registrable Securities held by the Class B Holder Indemnitees and disposed of under the applicable Registration Statements. Such firm for the Other Holder Indemnitees shall be designated in writing by the Holders of a majority of the Registrable Securities held by the Other Holder Indemnitees and disposed of under the applicable Registration Statement. The indemnifying party, if other than the Company, shall not, in connection with any proceeding or related proceedings in the same jurisdiction be liable for the reasonable fees and expenses of more than one separate firm for the Company Indemnitee, which firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without the indemnifying party's written consent if (i) such settlement is entered into more than thirty (30) days after receipt by the indemnifying party of the aforesaid request, and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

          (d) If the indemnification provided for in this Section 12 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, or if the indemnified party failed to give the notice required under subsection (c) and the indemnified party is actually prejudiced by such failure, then each indemnifying party shall, to the extent permitted by applicable law, contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of all parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Notwithstanding any other provision of this Section 12, the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus, final prospectus or summary prospectus contained therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading in a prospectus or prospectus supplement, if such untrue statement or omission is completely corrected in an amendment or supplement to such prospectus or prospectus supplement, the seller of the Registrable Securities has an obligation under the Securities Act to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Securities and the seller of Registrable Securities thereafter fails to deliver such prospectus or prospectus supplement as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage or liability after the Company has furnished such seller with a sufficient number of copies of the same.

          Section 13. Expenses. In connection with any registration under this Agreement the Company shall pay all Registration Expenses (to the extent not borne by underwriters or others), except as provided in Section 3(g) or 4(e). Each Holder shall pay its pro rata share of all other expenses of such registration, including underwriters' discounts and compensation, broker's commission or similar selling expenses, and each Holder shall pay its own transfer taxes, if any, applicable to Registrable Securities.

          Section 14. Notices. Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, wishes to provide to or serve upon the other party any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person or sent by telecopy, as follows: (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 14, and with respect to all other holders is as set forth in the register for the Registrable Securities; and (b) if to the Company, initially at the Company's principal address and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 14. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on the party to which it is addressed, in the case of delivery in person or by telecopy, on the date when sent (with receipt personally acknowledged in the case of telecopied notice), and in all other cases, five business days after it is sent. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          Section 15. Entire Agreement. This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and this Agreement can be amended, supplemented or changed, and any provision hereof can be generally waived or a departure from any provision hereof can be consented to, only by a written instrument making specific reference to this Agreement signed by the Company and each Holder. Notwithstanding the foregoing, any individual party hereto may waive or consent to a departure from any provision hereof which specifically affects only such individual party's rights hereunder.

          Section 16. Term. This Agreement shall become effective upon the IPO Date and (i) shall have a term of ten years, expiring at 5:00 P.M. (United States Eastern Time) on the tenth anniversary of the IPO Date with respect to all Holders other than Class B Holders and (ii) shall have a term of seven years, expiring at 5:00 P.M. (United States Eastern Time) on the seventh anniversary of the IPO Date with respect to the Class B Holders.

          Section 17. Headings. The section headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

          Section 18. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, applicable without regard to the conflicts of law provisions thereof.

          Section 19. Severability. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

          Section 20. No Waiver. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

          Section 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument. Not all parties need sign the same counterpart. Delivery by facsimile of a signature page to this Agreement shall have the same effect as delivery of an original executed counterpart.

          Section 22. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; but nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of applicable law. If any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Holder shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, and such Holder shall be entitled to receive the benefits hereof.

          Section 23. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company accepts the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens. The Company designates and appoints CT Corporation System, 1633 Broadway, New York, New York, and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company at Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company under this Agreement in the State of New York may be made by registered or certified mail, return receipt requested, to the Company at its address set forth above, and the Company hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Investor to bring proceedings against the Company in the courts of any other jurisdiction.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.


                                ------------------------------------------------
                                Michael C. French

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.


                                ------------------------------------------------
                                Michelle L. Boucher

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                AUDUBON ASSET, LIMITED


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                SOULIEANA LIMITED


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                NORTHERN BANK TRUST COMPANY (I.O.M.)
                                LIMITED, acting solely in its capacity as trustee of THE SOUTH MADISON TRUST


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                THE ROMAN ARCH FUND L.P.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                THE ROMAN ARCH FUND II L.P.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                MAVERICK FUND U.S.A., LTD.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                MAVERICK FUND II, LTD.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                MAVERICK FUND, L.D.C.


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                                                      Schedule A


                                INITIAL HOLDERS

 Initial Holders            Securities Purchase Agreements             Securities
--------------------  ------------------------------------------  --------------------
Michael C. French       . Securities Purchase Agreement, dated      750,000 Class A
                          June 9, 1998, by and between the          Warrants
                          Company and Michael C. French
Michelle L.             . Securities Purchase Agreement, dated      50,000 Class A
Boucher                   June 9, 1998, by and between the          Warrants
                          Company and Michelle L. Boucher

Audubon Asset,          . Securities Purchase Agreement, dated      500,000 Class A
Limited                   June 9, 1998, by and between the          Warrants
                          Company and Audubon Asset, Limited

                        . Securities Purchase Agreement, dated      472,813 Ordinary
                          October 22, 1998, by and between the      Shares and
                          Company and Audubon Asset, Limited        133,333 Class A
                                                                    Warrants

                        . Letter Agreement, dated October 22,       466,667 Class A
                          1998, by and among the Company,           Warrants
                          Aundyr Trust Company Limited, acting
                          solely in its capacity as trustee of
                          The Bessie Trust, and Audubon Asset,
                          Limited

Soulieana Limited       . Securities Purchase Agreement, dated      250,000 Class A
                          June 9, 1998, by and between the          Warrants
                          Company and Soulieana Limited

                        . Securities Purchase Agreement, dated      236,407 Ordinary
                          October 22, 1998, by and between the      Shares and
                          Company and Soulieana Limited             66,667 Class A
                                                                    Warrants

                        . Letter Agreement, dated October 22,       233,333 Class A
                          1998, by and among the Company,           Warrants
                          Trident Trust (IOM) Limited, acting
                          solely in its capacity as trustee of
                          The Tyler Trust, and Soulieana Limited

 Initial Holders            Securities Purchase Agreements             Securities
--------------------  ------------------------------------------  --------------------
Northern Bank           . Letter Agreement, dated October 22,       200,000 Class A
Trust Company             1998, by and between the Company          Warrants
(I.O.M.) Limited,         Northern Bank Trust Company (I.O.M.)
acting solely in its      Limited, acting solely in its capacity
capacity as trustee       as trustee of The South Madison Trust
of The South
Madison Trust

The Roman Arch          . Warrant Purchase Agreement, dated         120,000 Class B
Fund L.P.                 June 18, 1998, by and between the         Warrants
                          Company and The Roman Arch Fund
                          L.P.

The Roman Arch          . Warrant Purchase Agreement, dated         80,000 Class B
Fund II L.P.              June 18, 1998, by and between the         Warrants
                          Company and The Roman Arch Fund II
                          L.P.

Maverick Fund           . Securities Purchase Agreement, dated      209,078 Ordinary
U.S.A., Ltd.              October 22, 1998, by and between the      Shares and
                          Company and Maverick Fund U.S.A.,         58,960 Class A
                          Ltd.                                      Warrants

Maverick Fund II,       . Securities Purchase Agreement, dated      39,433 Ordinary
Ltd.                      October 22, 1998, by and between the      Shares and
                          Company and Maverick Fund II, Ltd.        11,120 Class A
                                                                    Warrants

Maverick Fund,          . Securities Purchase Agreement, dated      460,709
L.D.C.                    October 22, 1998, by and between the      Ordinary
                          Company and Maverick Fund, L.D.C.         Shares and
                                                                    129,920 Class A
                                                                    Warrants

                                                                      Schedule B
                                                                      ----------

                  ORDINARY SHARES HELD BY INITIAL HOLDERS AND
                  -------------------------------------------
             PERMITTED TRANSFEREES AS OF THE DATE OF THIS AGREEMENT
             ------------------------------------------------------


   Initial Holders                 Ordinary Shares
---------------------           ---------------------
 Northern Bank Trust                    152,000
 Company (I.O.M.)
 Limited, acting solely in
 its capacity as trustee of
 The South Madison Trust

                                      B-1